UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2011. The net asset value (NAV) at that date was $12.92 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $11.97.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2011	Year Ended December 31, 2011
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	–7.17%	–0.34%
Cohen & Steers Closed-End Opportunity Fund at NAV[a]	–7.24%	–1.02%
Morningstar U.S. All Taxable Ex-Foreign Equity Index[b]	–5.88%	0.68%
S&P 500 Index[b]	–3.69%	2.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Morningstar U.S. All Taxable ex-Foreign Equity Index measures the market cap weighted total return of 347 taxable equity and fixed income closed-end funds—it excludes international, regional and country closed-end funds. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Investment Review

Closed-end funds had a slightly positive return based on market price in 2011. The group made gains through July, but encountered turbulence when it appeared that the global economic recovery was on a weaker trajectory than previously expected. Investor confidence was further eroded by the growing risk of a Greek default, sparking fears of heavy bank losses and fiscal contagion. In addition, the debate over raising the U.S. debt ceiling was followed quickly by a downgrade of the U.S. by Standard & Poor's.

In the fourth quarter, however, closed-end funds rallied along with equities broadly as late-year U.S. economic data stabilized and demonstrated moderate improvement. Investors also took relief as Europe's fiscal and monetary authorities seemed to get a temporary handle on the region's formidable debt problems.

Fixed income funds outperformed equity funds

Funds that employ fixed income strategies generated a collective gain for the year, while equity-oriented funds had a modest decline. Fixed income funds also outperformed the equity group on a NAV basis, which drove a divergence in valuations. Both categories began the period trading at an approximate 2% discount to their underlying NAVs, but by year end, fixed income funds were valued at a 1% premium, whereas equity funds' discount widened to 6%. This partly reflected the market's greater confidence in fixed income funds' ability to maintain their distribution rates amid market volatility and economic uncertainty. Equity funds are more reliant on capital appreciation in their holdings to sustain payout levels.

Most fixed income fund categories advanced in the period, led by taxable municipal funds (+28.3%c within the index), which were a strong beneficiary of a flight to quality. Funds focused on preferred securities (+16.8%) were another standout, aided by improvements in the underlying issuers' credit profiles. Investment grade funds (+12.9%) also performed well. A notable underperformer was the convertible bond group (–14.2%), which tends to have a greater sensitivity to conditions in equity markets. The senior loan funds sector (–3.9%) also declined, hindered by delayed expectations for a return to interest-rate increases by the Federal Reserve (senior loans have short durations).

The equity funds category had mixed results. Utilities (+11.7%) and health care (+13.2%) funds were among the winners, favored for their more stable cash flows in an uncertain environment. Concerns over slowing global growth weighed on the global equity (–10.3%), global equity dividend (–14.4%) and energy/resources (–14.9%) groups.

Closed-end fund IPOs were steady

New issuance of closed-end funds occurred at a modest but steady pace through the year, with an increasing shift in favor of equity strategies. The total issuance from new funds in 2011 was $5.9 billion, about 20% lower than the amount raised in 2010.

c  Sector constituents as per the Morningstar U.S. All Taxable Ex-Foreign Equity Index; constituent returns as per Bloomberg L.P.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Fund performance

The Fund had a slight decline for the year and underperformed its benchmark, which is broadly attributable to our overweight in the equity funds category during the period. We narrowed the degree of that overweight in the second half of 2011, but maintained a modest overweight at year-end based on relative valuations and the potential for equity funds to benefit from better-than-expected economic data in the first half of 2012.

From a sector standpoint, our overweight in energy/resources funds detracted from relative returns, as did fund selection in the equity tax-advantage group (+2.5% return in the index). Performance was also hindered by our underweight in the taxable municipal sector and fund selection in the global income group (+6.6%). Within the latter, we did not own a fund whose narrowly targeted strategy (Asia Pacific) performed well. In addition, one of our largest holdings in the sector declined when management reduced its dividend. We viewed the decline as excessive and added to our position as a result.

Factors that helped performance included our modest out-of-benchmark allocation to tax-exempt municipal funds, where our holdings had sizable gains. Predictions in late 2010 of mass bankruptcies by municipal issuers did not come to pass, helping the high-quality group to rally. Our underweight and fund selection in the covered call group (–8.2%) benefited performance; the sector was flat on a NAV basis, but was a poor performer based on market price. Good fund selection in the high yield (+9.9%) sector aided performance as well, as did our underweight in commodities funds (+0.4%).

Investment Outlook

The U.S. economic picture has brightened modestly in recent weeks, a positive for equities and credit markets, and we expect slow but sustained growth. However, Europe remains a market risk. While recent fiscal, political and central bank initiatives to address the sovereign credit crisis in Europe are somewhat encouraging, the political landscape remains very uncertain, and economic austerity measures will weigh on growth.

With interest rates likely to remain near historical lows for an extended period, we believe that attractive spreads should continue to benefit the income-generating potential of leveraged closed-end funds. As for new closed-end fund issuances, we believe the IPO window will remain open, but not to the degree that could pressure pricing in the secondary market or impede discount narrowing (or premium expansion) as investors bid for above-average income.

In terms of sector allocation, one noteworthy move was our recently increased position in senior loan funds. In addition to offering good income, these funds have become more attractive for their total-return potential based on relative value. Within the commodities group, we have made a shift from pure metals funds in favor of those that own operating companies, which underperformed metals funds in 2011 and appear attractively valued in our view.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  DOUGLAS R. BOND

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

DECEMBER 31, 2011

Top Ten Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Gabelli Equity Trust	$10,781,394	3.0%
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	10,627,180	3.0
ASA Gold and Precious Metals Ltd.	10,530,999	3.0
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	9,175,337	2.6
AllianceBernstein Income Fund	8,799,528	2.5
AGIC Convertible & Income Fund	8,386,904	2.4
Eaton Vance Limited Duration Income Fund	8,331,374	2.4
PIMCO Income Opportunity Fund	8,144,395	2.3
Clough Global Opportunities Fund	7,801,717	2.2
Putnam Premier Income Trust	7,757,768	2.2

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

		Number of Shares	Value
CLOSED-END FUNDS	98.0%
COMMODITIES	3.2%
Central Fund of Canada Ltd.		276,986	$5,428,926
Central GoldTrust (Canada)[a]		25,600	1,514,752
iShares Silver Trust[a]		47,300	1,274,262
SPDR Gold Trust[a]		9,600	1,459,104
Sprott Physical Gold Trust[a]		120,100	1,657,380
			11,334,424
CONVERTIBLE	0.0%
Advent Claymore Convertible Securities and Income Fund		3,700	54,501
Advent Claymore Global Convertible Securities & Income Fund		5,300	33,390
			87,891
COVERED CALL	10.8%
BlackRock Enhanced Capital and Income Fund		6,500	79,950
BlackRock Enhanced Dividend Achievers Trust		9,400	66,458
BlackRock International Growth and Income Trust		10,300	73,748
Dow 30 Enhanced Premium & Income Fund		3,600	36,576
Dow 30 Premium & Dividend Income Fund		1,700	22,287
Eaton Vance Enhanced Equity Income Fund		7,200	73,296
Eaton Vance Enhanced Equity Income Fund II		8,600	87,806
Eaton Vance Tax-Managed Buy-Write Income Fund		146,200	1,877,208
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		906,756	10,627,180
Eaton Vance Tax-Managed Diversified Equity Income Fund		647,317	5,741,702
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		495,465	5,093,380
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		1,112,162	9,175,337
First Trust Enhanced Equity Income Fund		2,500	27,075
Guggenheim Enhanced Equity Income Fund		1,600	13,056
NFJ Dividend Interest & Premium Strategy Fund		228,200	3,655,764
Nuveen Equity Premium Advantage Fund		3,200	36,672
Nuveen Equity Premium and Growth Fund		2,000	24,140
Nuveen Equity Premium Income Fund		5,800	64,844
Nuveen Equity Premium Opportunity Fund		131,500	1,501,730
			38,278,209

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
EMERGING MARKETS DEBT	1.0%
AllianceBernstein Global High Income Fund		228,400	$3,236,428
Global High Income Fund		2,400	28,992
Templeton Emerging Markets Income Fund		4,500	70,065
Western Asset Emerging Markets Debt Fund		3,000	56,700
			3,392,185
ENERGY/RESOURCES	7.4%
ASA Gold and Precious Metals Ltd.		402,100	10,530,999
BlackRock EcoSolutions Investment Trust		1,300	10,166
BlackRock Energy and Resources Trust		2,600	63,570
BlackRock Real Asset Equity Trust		261,300	2,788,071
BlackRock World Mining Trust PLC (United Kingdom)		128,000	1,255,321
Energy Select Sector SPDR Fund		81,200	5,613,356
GAMCO Global Gold Natural Resources & Income Trust		103,298	1,457,535
Market Vectors Gold Miners ETF		40,800	2,098,344
Market Vectors Oil Service ETF		20,200	2,319,970
			26,137,332
EQUITY TAX-ADVANTAGED	7.6%
Eaton Vance Tax-Advantaged Dividend Income Fund		470,576	6,870,409
Eaton Vance Tax-Advantaged Global Dividend Income Fund		475,100	5,810,473
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		227,300	3,864,100
Gabelli Dividend & Income Trust		443,569	6,839,834
John Hancock Tax-Advantaged Dividend Income Fund		121,290	2,103,169
John Hancock Tax-Advantaged Global Shareholder Yield Fund		1,500	18,510
Nuveen Tax-Advantaged Dividend Growth Fund		1,600	19,664
Nuveen Tax-Advantaged Total Return Strategy Fund		156,000	1,491,360
			27,017,519

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
FINANCIAL	0.3%
Financial Select Sector SPDR Fund		78,600	$1,021,800
John Hancock Bank and Thrift Opportunity Fund		2,700	36,990
			1,058,790
GLOBAL EQUITY	1.9%
Clough Global Equity Fund		255,700	3,076,071
ING Infrastructure Industrials and Materials Fund		237,200	3,650,508
Nuveen Global Value Opportunities Fund		2,100	35,196
			6,761,775
GLOBAL EQUITY DIVIDEND	0.0%
Alpine Global Dynamic Dividend Fund		2,400	12,408
Alpine Total Dynamic Dividend Fund		19,800	86,724
Wells Fargo Advantage Global Dividend Opportunity Fund		8,500	64,515
			163,647
GLOBAL HYBRID (GROWTH & INCOME)	3.0%
Clough Global Opportunities Fund		738,100	7,801,717
Delaware Enhanced Global Dividend & Income Fund		2,100	22,617
Lazard Global Total Return and Income Fund		1,200	16,068
Nuveen Diversified Dividend and Income Fund		260,351	2,671,201
			10,511,603
GLOBAL INCOME	4.4%
DWS Multi-Market Income Trust		2,000	20,200
First Trust Aberdeen Global Opportunity Income Fund		43,900	691,864
MFS Charter Income Trust		4,600	42,090
MFS Intermediate Income Trust		9,100	57,330
MFS Multimarket Income Trust		6,700	45,024
Nuveen Multi-Currency Short-Term Government Income Fund		5,600	67,816
PIMCO Strategic Global Government Fund		4,100	45,715
Putnam Premier Income Trust		1,494,753	7,757,768
Strategic Global Income Fund		1,900	19,323
Templeton Global Income Fund		443,848	4,194,364
Western Asset Global High Income Fund		198,300	2,498,580
			15,440,074

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
GOVERNMENT	2.5%
AllianceBernstein Income Fund		1,090,400	$8,799,528
American Strategic Income Portfolio II		2,700	21,762
Federated Enhanced Treasury Income Fund		2,300	33,005
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund		4,400	55,484
			8,909,779
HEALTH/BIOTECH	0.0%
H&Q Healthcare Investors		1,400	19,754
H&Q Life Sciences Investors		1,200	13,764
			33,518
HIGH YIELD	5.8%
BlackRock Corporate High Yield Fund V		97,500	1,139,775
BlackRock Corporate High Yield Fund VI		66,155	752,844
DWS High Income Opportunities Fund		2,200	30,492
DWS High Income Trust		1,300	13,299
Managed High Yield Plus Fund		4,300	9,159
Neuberger Berman High Yield Strategies Fund		2,100	28,665
New America High Income Fund		598,534	6,111,032
Pioneer Diversified High Income Trust		1,000	19,220
Putnam High Income Securities Fund		1,800	13,824
Wells Fargo Advantage Income Opportunities Fund		424,500	4,321,410
Western Asset High Income Fund II		674,452	6,501,717
Western Asset High Income Opportunity Fund		249,300	1,538,181
			20,479,618
INVESTMENT GRADE	2.3%
Duff & Phelps Utility and Corporate Bond Trust		2,100	25,284
Invesco Van Kampen Bond Fund		1,300	27,170
PIMCO Corporate Income Fund		3,700	59,015
PIMCO Corporate Opportunity Fund		404,467	7,025,592
Putnam Master Intermediate Income Trust		8,600	43,688
Western Asset Global Corporate Defined Opportunity Fund		50,000	900,000
Western Asset Premier Bond Fund		1,500	23,925
			8,104,674

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
LIMITED DURATION	2.4%
Eaton Vance Limited Duration Income Fund		547,037	$8,331,374
Eaton Vance Short Duration Diversified Income Fund		1,600	25,920
Wells Fargo Advantage Multi-Sector Income Fund		4,000	59,120
			8,416,414
MASTER LIMITED PARTNERSHIP	7.6%
ClearBridge Energy MLP Fund		47,620	1,068,593
Cushing MLP Total Return Fund		174,100	1,549,490
Energy Income and Growth Fund		233,780	6,604,285
Kayne Anderson Energy Total Return Fund		247,624	6,267,363
Kayne Anderson Midsteam/Energy Fund		114,700	2,860,618
Kayne Anderson MLP Investment Company		87,300	2,651,301
Tortoise MLP Fund		224,100	5,775,057
			26,776,707
MORTGAGE BOND	0.0%
Helios Total Return Fund		2,700	15,444
Nuveen Mortgage Opportunity Term Fund		2,200	44,770
Western Asset/Claymore Inflation-Linked Securities & Income Fund		2,200	27,808
			88,022
MULTI-SECTOR	8.0%
AGIC Convertible & Income Fund		992,533	8,386,904
AGIC Convertible & Income Fund II		977,370	7,682,128
MFS Government Markets Income Trust		2,700	18,792
Nuveen Multi-Strategy Income and Growth Fund		11,100	88,911
Nuveen Multi-Strategy Income and Growth Fund II		15,900	127,995
PIMCO Global StocksPLUS & Income Fund		1,400	26,250
PIMCO Income Opportunity Fund		323,447	8,144,395
PIMCO Income Strategy Fund		4,200	43,680
PIMCO Income Strategy Fund II		420,537	3,847,914
			28,366,969

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
NATIONAL MUNICIPAL	6.5%
AllianceBernstein National Municipal Income Fund		77,100	$1,139,538
BlackRock Municipal Income Trust II		185,100	2,815,371
BlackRock MuniHoldings Quality Fund		55,000	776,600
BlackRock MuniVest Fund		177,100	1,847,153
BlackRock MuniYield Fund		114,300	1,690,497
BlackRock MuniYield Quality Fund II		88,200	1,208,340
BlackRock MuniYield Quality Fund III		191,600	2,709,224
Eaton Vance Municipal Bond Fund		225,100	2,854,268
Invesco Van Kampen Municipal Opportunity Trust		107,000	1,549,360
Invesco Van Kampen Select Sector Municipal Trust		36,450	463,279
Nuveen Investment Quality Municipal Fund		97,900	1,528,219
Nuveen Performance Plus Municipal Fund		74,800	1,142,944
Nuveen Premium Income Municipal Fund 2		141,900	2,117,148
PIMCO Municipal Income Fund II		99,300	1,116,132
			22,958,073
PREFERRED	3.6%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		372,072	6,496,377
Flaherty & Crumrine/Claymore Total Return Fund		224,400	4,196,280
John Hancock Preferred Income Fund III		105,605	1,802,677
Nuveen Quality Preferred Income Fund		5,400	40,878
Nuveen Quality Preferred Income Fund II		10,400	81,432
			12,617,644
REAL ESTATE	3.8%
Alpine Global Premier Properties Fund		1,376,011	7,292,859
CBRE Clarion Global Real Estate Income Fund		452,612	3,095,866
Neuberger Berman Real Estate Securities Income Fund		8,800	33,000
Nuveen Real Estate Income Fund		309,839	3,234,719
			13,656,444

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SENIOR LOAN	7.0%
Eaton Vance Floating-Rate Income Trust		524,446	$7,462,867
Eaton Vance Senior Floating-Rate Trust		258,726	3,720,480
Eaton Vance Senior Income Trust		698,887	4,563,732
Highland Credit Strategies Fund		8,600	53,148
ING Prime Rate Trust		262,715	1,339,846
Invesco Van Kampen Dynamic Credit Opportunities Fund		11,800	124,726
Invesco Van Kampen Senior Income Trust		24,500	104,860
Nuveen Floating Rate Income Fund		318,900	3,463,254
Nuveen Floating Rate Income Opportunity Fund		135,400	1,494,816
Nuveen Senior Income Fund		4,000	26,480
Pioneer Floating Rate Trust		209,700	2,614,959
			24,969,168
U.S. GENERAL EQUITY	7.8%
Consumer Discretionary Select Sector SPDR Fund		69,100	2,696,282
Gabelli Equity Trust		2,160,600	10,781,394
Liberty All-Star Equity Fund		1,030,286	4,347,807
Liberty All-Star Growth Fund		2,300	8,763
NASDAQ Premium Income & Growth Fund		1,900	24,757
Nuveen Core Equity Alpha Fund		1,600	19,952
Royce Value Trust		375,300	4,604,931
SPDR S&P 500 ETF Trust		39,600	4,969,800
Special Opportunities Fund		1,000	14,480
SunAmerica Focused Alpha Growth Fund		4,105	75,039
SunAmerica Focused Alpha Large-Cap Fund		2,200	35,706
			27,578,911
U.S. HYBRID (GROWTH & INCOME)	0.3%
Guggenheim Strategic Opportunities Fund		45,450	936,270
TS&W/Claymore Tax-Advantaged Balanced Fund		1,800	21,042
			957,312

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
UTILITY	0.8%
Macquarie First Trust Global Infrastructure Utilities Dividend & Income Fund		169,700	$2,411,437
The Reaves Utility Income Trust		2,100	54,642
Wells Fargo Advantage Utilities and High Income Fund		50,400	562,968
			3,029,047
TOTAL CLOSED-END FUNDS (Identified cost—$317,796,515)			347,125,749
SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		3,200,263	3,200,263
Federated Government Obligations Fund, 0.01%[b]		3,300,525	3,300,525
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,500,788)			6,500,788
TOTAL INVESTMENTS (Identified cost—$324,297,303)	99.8%		353,626,537
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		803,976
NET ASSETS (Equivalent to $12.92 per share based on 27,439,099 shares of common stock outstanding)	100.0%		$354,430,513

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in securities, at value (Identified cost—$324,297,303)	$353,626,537
Cash	88,932
Receivable for:
Dividends	2,162,534
Investment securities sold	561,906
Other assets	2,312
Total Assets	356,442,221
LIABILITIES:
Payable for:
Investment securities purchased	874,924
Dividends declared	852,823
Investment management fees	283,812
Directors' fees	149
Total Liabilities	2,011,708
NET ASSETS	$354,430,513
NET ASSETS consist of:
Paid-in capital	$486,531,061
Dividends in excess of net investment income	(3,501,351)
Accumulated net realized loss	(157,928,431)
Net unrealized appreciation	29,329,234
$354,430,513
NET ASSET VALUE PER SHARE:
($354,430,513 ÷ 27,439,099 shares outstanding)	$12.92
MARKET PRICE PER SHARE	$11.97
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(7.35)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividend income (net of $1,199 of foreign withholding tax)	$21,702,693
Expenses:
Investment management fees	3,654,443
Directors' fees and expenses	33,215
Miscellaneous	3,629
Total Expenses	3,691,287
Reduction of Expenses (See Note 2)	(36,844)
Net Expenses	3,654,443
Net Investment Income	18,048,250
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	502,042
Foreign currency transactions	(1,670)
Capital gain distributions received	2,021,200
Net realized gain	2,521,572
Net change in unrealized appreciation	(26,292,410)
Net realized and unrealized loss	(23,770,838)
Net Decrease in Net Assets Resulting from Operations	$(5,722,588)

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$18,048,250	$20,927,144
Net realized gain (loss)	2,521,572	(15,212,911)
Net change in unrealized appreciation	(26,292,410)	51,158,489
Net increase (decrease) in net assets resulting from operations	(5,722,588)	56,872,722
Dividends and Distributions to Shareholders from:
Net investment income	(21,100,604)	(25,417,065)
Tax return of capital	(7,463,427)	(1,507,637)
Total dividends and distributions to shareholders	(28,564,031)	(26,924,702)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(424,762)	—
Total increase (decrease) in net assets	(34,711,381)	29,948,020
Net Assets:
Beginning of year	389,141,894	359,193,874
End of year[a]	$354,430,513	$389,141,894

a  Includes dividends in excess of net investment income of $3,501,351 and $4,502,965, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.16	$13.07	$9.34	$16.88	$19.58
Income from investment operations:
Net investment income	0.81	0.78	0.59	0.74	1.12
Net realized and unrealized gain (loss)	(1.01)	1.29	4.14	(6.87)	(2.13)
Total income (loss) from investment operations	(0.20)	2.07	4.73	(6.13)	(1.01)
Less dividends and distributions to shareholders from:
Net investment income	(0.77)	(0.93)	(0.61)	(0.73)	(1.12)
Net realized gain	—	—	—	—	(0.42)
Tax return of capital	(0.27)	(0.05)	(0.39)	(0.68)	(0.13)
Total dividends and distributions to shareholders	(1.04)	(0.98)	(1.00)	(1.41)	(1.67)
Offering costs charged to paid-in capital	—	—	—	—	(0.00)[a]
Anti-dilutive (dilutive) effect of common share offering	—	—	0.00 [a]	0.00 [a]	(0.02)
Anti-dilutive (dilutive) effect from the purchase of common shares	0.00 [a]	—	—	—	—
Net increase (decrease) in net asset value	(1.24)	1.09	3.73	(7.54)	(2.70)
Net asset value, end of year	$12.92	$14.16	$13.07	$9.34	$16.88
Market value, end of year	$11.97	$13.03	$12.13	$9.16	$15.97
Total net asset value return[b]	–1.02%	16.93%	53.77%	–38.32%	–5.40%
Total market value return[b]	–0.34%	15.94%	45.51%	–36.06%	–14.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$354.4	$389.1	$359.2	$255.6	$458.7
Ratio of expenses to average daily net assets (before expense reduction)[c]	0.96%	0.96%	0.97%	0.97%	0.96%
Ratio of expenses to average daily net assets (net of expense reduction)[c]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average daily net assets (before expense reduction)[c]	4.68%	5.64%	5.09%	4.06%	4.76%
Ratio of net investment income to average daily net assets (net of expense reduction)[c]	4.69%	5.66%	5.10%	4.09%	4.77%
Portfolio turnover rate	82%	79%	63%	40%	49%

a  Amount is less than $0.005.

b  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Does not include expenses incurred by the closed-end funds in which the Fund invests.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds	$347,125,749	$347,125,749	$—	—
Money Market Funds	6,500,788	—	6,500,788	—
Total Investments	$353,626,537	$347,125,749	$6,500,788	—

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2011, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors. For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays all expenses of the Fund except for brokerage fees, taxes, interest, fees and expenses of the Fund's independent directors (as well as their independent counsel and other independent consultants), trade organization membership dues, federal and state registration fees and extraordinary expenses.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the Fund.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011, totaled $309,386,819 and $314,428,112, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2011	2010
Ordinary income	$20,471,355	$25,417,065
Tax-exempt income	629,249	—
Tax return of capital	7,463,427	1,507,637
Total dividends and distributions	$28,564,031	$26,924,702

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$335,974,666
Gross unrealized appreciation	$23,778,730
Gross unrealized depreciation	(6,126,859)
Net unrealized appreciation	$17,651,871

As of December 31, 2011, the Fund had a net capital loss carryforward of $147,975,030 which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryforwards of which $33,645,588 will expire on December 31, 2016, $98,992,970 will expire on December 31, 2017 and $15,336,472 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $440,467 and net ordinary losses of $1,417,987 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2011, the Fund utilized net capital loss carryforwards of $319,135.

As of December 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and passive foreign investment companies and permanent book/tax differences primarily attributable to sales of passive foreign investment companies, foreign currency transactions and income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $59,788, accumulated net realized loss was charged $3,994,180 and dividends in excess of net investment income was credited $4,053,968. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2011, and December 31, 2010, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the year ended December 31, 2011, the Fund repurchased 35,087 Treasury shares of its common stock at an average price of $12.11 per share (including brokerage commissions) at a weighted average discount of 8.6%. These repurchases, which had a total cost of $424,762, resulted in an increase of

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

less than $0.005 to the Fund's net asset value per share. During the year ended December 31, 2010, the Fund did not effect any repurchases.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

Note 8. Conversion Vote Trigger

Beginning on the fifth anniversary of the Fund's initial public offering, the Fund's Articles of Incorporation ("Articles") require the Fund to convene a stockholders meeting for the purpose of voting on a proposal to convert to an open-end fund if the Fund's Common Shares close on the New York Stock Exchange at an average price over a period of 75 consecutive trading days that is a 7.5% or greater discount from the average net asset value of the Fund's Common Shares during such period ("Conversion Vote Trigger"). In accordance with its Articles, the Fund began monitoring the discount on November 21, 2011. If the Conversion Vote Trigger is met, the record date for the special meeting must be within 45 days from the occurrence of the Conversion Vote Trigger, and the special meeting must be held within 90 days of the record date. During any such 75-day period the Fund may engage in open market purchases of Common Shares or any other strategy designed to temporarily decrease the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

discount from net asset value. The open-end proposal must be approved by a majority of votes entitled to be cast in order for the Fund to convert to an open-end fund from a closed-end fund.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Closed-End Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Closed-End Opportunity Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2012

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2011) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/06)	One Year	Five Years	Since Inception (11/24/06)
–1.02%	0.76%	1.13%	–0.34%	–1.60%	–1.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $5,628,929. 2.2% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by Computershare as agent (the "Plan Agent"). Effective January 1, 2012, Computershare acquired certain lines of business from The Bank of New York Mellon, who acted as plan agent prior to such date. All terms and conditions of the Plan remain unchanged. Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated, the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor and administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr. Age: 75	Director	—[6]	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	19	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

6  Effective December 31, 2011, Willard H. Smith, Jr. retired from the Board of Directors in accordance with the mandatory retirement policy.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Douglas R. Bond Age: 52	Vice President	Executive Vice President of CSCM since 2004. Prior to that first vice president of Merrill Lynch & Co., Inc., responsible for asset managers and funds and involved in all closed-end funds underwritten by Merrill Lynch during this period.	Since 2004

Yigal Jhirad Age: 47	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

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Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: FOF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

CLOSED-END OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report December 31, 2011

Cohen & Steers Closed-End Opportunity Fund

FOFAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$47,000	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,250	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010
Registrant	$6,250	$6,250
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (the “Advisor”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by the Advisor shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance. The Advisor has three overall objectives in exercising voting rights:

A. Responsibility. The Advisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor follows the general principles set forth below.

•      The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•      In exercising voting rights, the Advisor shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•      Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•      In exercising voting rights on behalf of clients, the Advisor shall conduct itself in the same manner as if the Advisor was the constructive owner of the securities.

•      To the extent reasonably possible, the Advisor shall participate in each shareholder voting opportunity.

•      Voting rights shall not automatically be exercised in favor of management-supported proposals.

•      The Advisor, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor may consider the views of third parties, the Advisor shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor must be guided by its reasonable judgment to vote in a manner that the Advisor deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor considers the following factors:

•      Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•      Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•      Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•      Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•      Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•      Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•      Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•      Whether the nominee serves on more than four public company boards;

•      Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•      Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor believes may have been manipulated to provide additional benefits to executives;

•      Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•      Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor votes against auditor indemnification and limitation of liability; however the Advisor recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor reviews on a case-by-case basis management proposals to ratify a poison pill. The Advisor generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor generally votes in favor of shareholder proposals to declassify a board of directors, although the Advisor acknowledges that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor generally supports, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor recognizes the importance on shareholder ability to call a special meeting, however, the Advisor is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor recognizes the importance of such proposals, the Advisor is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor votes for proposals that call for the board to be composed of a majority of independent directors. The Advisor believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor votes for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor generally votes for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor also votes for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor votes against the proposals. If the combined effect is positive, the Advisor supports such proposals.

Date/Location of Meeting. The Advisor votes against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor votes against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor considers the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor feels that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor generally withholds its votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor supports employee stock purchase plans, although the Advisor generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor votes for shareholder proposals to expense fixed-price options.

Vesting. The Advisor believes that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the longterm best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor supports proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor generally votes against proposals to adopt such charter provisions. The Advisor feels it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor votes for changing the corporate name.

Social Issues.

The Advisor believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor generally votes against these types of proposals, which are generally initiated by shareholders, unless the Advisor believes the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the registrant, as of December 31, 2011, is set forth below.

Douglas R. Bond • Vice President • Portfolio manager since inception	Executive vice president of the Advisor. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

The portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2011, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio manager does not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that he manages.

Douglas R. Bond

	Number of accounts	Total assets

• Registered investment companies	2	$669,979,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio manager as of December 31, 2011:

Dollar Range of Securities Owned

Douglas R. Bond	$100,001 - $500,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The Advisor uses a variety of benchmarks to evaluate the portfolio manager’s performance for compensation purposes, including the Lehman Aggregate Bond Index with respect to Mr. Bond.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS.  While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(d)
Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased part of publicly announced plans or programs	Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

1/1/11 to 1/31/11	N/A	N/A	N/A	N/A
2/1/11 to 2/28/11	N/A	N/A	N/A	N/A
3/1/11 to 3/31/11	N/A	N/A	N/A	N/A
4/1/11 to 4/30/11	N/A	N/A	N/A	N/A
5/01/11 to 5/31/11	N/A	N/A	N/A	N/A
6/01/11 to 6/30/11	N/A	N/A	N/A	N/A
7/01/11 to 7/31/11	N/A	N/A	N/A	N/A
8/01/11 to 8/31/11	N/A	N/A	N/A	N/A
9/01/11 to 9/30/11	N/A	N/A	N/A	N/A
10/01/11 to 10/31/11	N/A	N/A	N/A	N/A
11/01/11 to 11/30/11	N/A	N/A	N/A	N/A
12/01/11 to 12/31/11	35,087	12.11	35,087	N/A

Note: On December 14, 2011, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) effective January 1, 2012 through the fiscal year ended December 31, 2012.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2012